Exhibit 4.47

PURCHASE AGREEMENT NUMBER GUN-PA-04676

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Relating to Boeing Model 737-8 Aircraft

(Contract Reference No.             )

This document has been redacted. The redacted information is subject to confidential treatment and has been omitted and filed separately with the commission.

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description	Page 4
Article 2.	Delivery Schedule	Page 4
Article 3.	Price	Page 5
Article 4.	Payment	Page 5
Article 5.	Additional Terms	Page 5

TABLE
1.	Aircraft Information Table

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	[*CTR]
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation Adjustment, Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

GUN-PA-04676		Page 2
BOEING PROPRIETARY

LETTER AGREEMENTS

LA-1704312	Performance Guarantees

LA-1704313	Integrated Performance Remedy – PG Attachment A

LA-1704314	Integrated Performance Remedy – PG Attachment B

LA-1704315	Liquidated Damages—Non-Excusable Delay

LA-1704316	Special Escalation Program

LA-1704317	Boeing BFE Purchase

LA-1704318	Government Approval

LA-1704319	Loading of Customer Software

LA-1704320	Aircraft Model Substitution

LA-1704321	Seller Purchased Equipment

LA-1704322	Installation of Cabin Systems Equipment

LA-1704323	Clarifications and Understandings

LA-1704324	Airworthiness Directive Cost Participation Agreement

LA-1704325	Payment Matters

LA-1704326	AGTA Matters

LA-1704327	Special Matters

LA-1704328	Customer Support Matters

LA-1706289	Miscellaneous Matters

LA-1706290	Working Together

GUN-PA-04676		Page 3
BOEING PROPRIETARY

PURCHASE AGREEMENT NO. PA-04676

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

as Consenting Party

This Purchase Agreement No. PA-04676 between The Boeing Company, a Delaware corporation, (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. as consenting party (Consenting Party), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Model 737-8 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates and amends the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 19, 2000, between Boeing and Consenting Party (formerly known as China Southern Airlines Group Import and Export Trading Corp., Ltd.), identified as AGTA-GUN (AGTA). All capitalized terms used but not defined in this Purchase Agreement have the same meaning as in the AGTA, except that the term “Buyer” in the AGTA shall mean “Customer” in this Purchase Agreement.

1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2. Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. [*CTR], then only those obligations to be performed under the Purchase Agreement after the [*CTR] will be performed [*CTR]. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

GUN-PA-04676		Page 4
BOEING PROPRIETARY

3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Airframe Price. The Airframe Price reflected in Table 1 included the engine price at its basic thrust level.

3.3 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated using the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737-8 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*CTR], less the Deposit, due within [*CTR] of the Effective Date. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24)months from the Effective Date, the total amount of advance payments due within [*CTR] of the Effective Date will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price,

(v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Airframe and Optional Features Escalation Adjustment. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. If Customer obtains, or is set to obtain, duplicative training and planning assistance from that set out in Supplemental Exhibit CS1, then Boeing may adjust Supplemental Exhibit CS1 accordingly.

GUN-PA-04676		Page 5
BOEING PROPRIETARY

5.5 Engine Escalation Adjustment. Supplemental Exhibit EE1 contains: a) the engine escalation formula applicable to the Engine Price when such Engine Price is separately specified in Table 1, and b) the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties, and the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY	CHINA SOUTHERN AIRLINES COMPANY LIMITED

Signature	Signature

M. Shelley
Printed name	Printed name

Attorney-in-Fact
Title	Title

GUN-PA-04676		Page 6
BOEING PROPRIETARY

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

Signature

Printed name

Title

GUN-PA-04676		Page 7
BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-04676

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	167,600 pounds	Detail Specification:	D019A008-K (5/29/2015)
Engine Model/Thrust:	CFMLEAP-1B27	26,400 pounds	Airframe Price Base Year/Escalation Formula:	[*CTR]	[*CTR]
Airframe Price:		[*CTR]	Engine Price Base Year/Escalation Formula:	[*CTR]
Optional Features:		[*CTR]
Sub-Total of Airframe and Features:		[*CTR]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]
Buyer Furnished Equipment (BFE) Estimate:		[*CTR]
Seller Purchased Equipment (SPE)/In-Flight Ent		[*CTR]
Deposit per Aircraft:		[*CTR]

		Escalation Factor	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of			[*CTR]	[*CTR]	[*CTR]	Total
Date	Aircraft	(Airframe)	Price Per A/P	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

Table 1 To

Purchase Agreement No. PA-04676

Aircraft Delivery, Description, Price and Advance Payments

		Escalation Factor	Escalation Estimate Adv Payment Base	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of			[*CTR]	[*CTR]	[*CTR]	[*CTR]
Date	Aircraft	(Airframe)	Price Per A/P	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun-2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul-2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug-2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep-2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct-2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov-2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec-2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	30

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Exhibit A to Purchase Agreement Number PA-04676

GUN-PA-04676-EXA		Page 1
BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated <ExecutionDate>

relating to

Boeing Model 737-8 Aircraft

The Detail Specification is Boeing document number D019A008-K (5/29/2015). The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Customer’s existing Boeing detail specification as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

GUN-PA-04676-EXA		Page 2
BOEING PROPRIETARY

Exhibit A To

Boeing Purchase Agreement 4676

Customer Log:	GUN18WEXHA-115
Customer:	GUN-China Southern Airlines
Model:	737-8
Base Date:	[*CTR]
Qty of A/C:	30

CR	Title	FOLLOW ON Price Per A/C $
0110-000030	MAJOR MODEL 737 AIRPLANE
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 1 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 2 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 3 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 4 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 5 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 6 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 7 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 8 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 9 of 10

Exhibit A	Boeing Proprietary

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

PA No. 04676	Boeing Proprietary	Page: 10 of 10

AIRCRAFT DELIVERY REQUIREMENTS AND

RESPONSIBILITIES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

EXHIBIT B to PURCHASE AGREEMENT NUMBER PA-04676

BOEING PROPRIETARY

EXHIBIT B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of the Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1. GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than [*CTR], Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. If required by the regulatory authority, Customer will authorize, by letter to the regulatory authority having jurisdiction, the display of such registration numbers by Boeing during the pre-delivery testing of the Aircraft, no later than [*CTR] of each Aircraft.

Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*CTR]. Boeing will then use commercially reasonable efforts to obtain the certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*CTR] each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

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BOEING PROPRIETARY

1.3.2 General Declaration—U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*CTR] all [*CTR] required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*CTR]. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration—U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2. INSURANCE CERTIFICATES.

Unless provided earlier, Customer will provide to Boeing not later than [*CTR] of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3. NOTICE OF FLYAWAY CONFIGURATION.

Not later than [*CTR] of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

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BOEING PROPRIETARY

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4. DELIVERY ACTIONS BY BOEING.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[*CTR]

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5. DELIVERY ACTIONS BY CUSTOMER.

5.1 Aircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

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BOEING PROPRIETARY

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

GUN-PA-04676-EXB		Page 5
BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES

ESCALATION ADJUSTMENT

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit AE1

to Purchase Agreement Number PA-04676

BOEING PROPRIETARY

AIRFRAME AND OPTIONAL FEATURES

ESCALATION ADJUSTMENT

relating to

BOEING MODEL 737-8 AIRCRAFT

1. Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

[*CTR]

Where:

[*CTR]

[*CTR]

[*CTR]

Where:

[*CTR] is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [*CTR] calculated by establishing a [*CTR] value (expressed as a decimal and rounded to the nearest tenth) using the values for the [*CTR] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

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BOEING PROPRIETARY

[*CTR]

Where:

[*CTR] is the base year index (as set forth in Table 1 of this Purchase Agreement); and

[*CTR] is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, [*CTR] monthly [*CTR] tenth) using the values for the prior to the month of scheduled delivery of the applicable Aircraft.

[*CTR]

[*CTR]        [*CTR]

Where:

[*CTR] is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of [*CTR] will be rounded to 4 places, and the final value of [*CTR] will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of [*CTR]

Note:

(i)	In determining the values of [*CTR], all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	[*CTR] numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)	[*CTR] numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a [*CTR] arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [*CTR] months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

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BOEING PROPRIETARY

(v)	The final value of [*CTR] will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the [*CTR] values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within [*CTR] after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the [*CTR] values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since [*CTR] prior to the price base year shown in the Purchase Agreement.

2.4 If within [*CTR] of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

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BOEING PROPRIETARY

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing [*CTR] prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the [*CTR] for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

GUN-PA-04676-AE1		Page 5
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-04676

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection. Customer will:

Select and notify Boeing of the suppliers, model and part numbers of the following BFE items by the following dates:

Galley System	[*CTR]
Galley Inserts	[*CTR]
Seats (passenger)	[*CTR]
Overhead & Audio System	[*CTR]
In-Seat Video System	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]
Cargo Handling Systems*	[*CTR]
(Single Aisle Programs only)	[*CTR]

*	For a new certification, supplier requires notification [*CTR] months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [*CTR] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2. On-dock Dates and Other Information.

On or before [*CTR] prior to each airplane delivery, Boeing will provide to Customer the BFE Requirements. These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

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BOEING PROPRIETARY

Nominal Del Date	Aircraft Qty	Seats	Galley / Furnishings	Antennas & Mounting quipment	Avionics	Cabin Systems quipment	Misc. mergency quipment	Textiles / Raw Materials	Cargo Systems	Provision Kits	Radomes
Jan 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug 2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep 2019	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec 2019	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jan 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Feb 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Mar 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Apr 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
May 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jun 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Jul 2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Aug 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Sep 2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Oct 2020	1	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Nov 2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Dec 2020	2	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total	30	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

3. Additional Delivery Requirements - Import.

Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

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BOEING PROPRIETARY

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

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BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

BETWEEN

THE BOEING COMPANY

AND

China Southern Airlines Company Limited

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit CS1

to Purchase Agreement Number PA-04676

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

Boeing Model 737-8 Aircraft

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized support program (Customer Support Program) to be furnished in support of the Aircraft. The Customer Support Program will be based upon and equivalent to the entitlements summarized below.

1. Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer;

1.2 [*CTR] will be provided to each student. In addition,

2. Flight [*CTR]

Boeing will provide, if required, [*CTR]

3. Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA to the contrary, Boeing will provide the following maintenance engineering support:

3.1.1 Maintenance Planning Assistance. [*CTR]

3.1.2 ETOPS Maintenance Planning Assistance. [*CTR].

3.1.3 GSE/Shops/Tooling Consulting. [*CTR]

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BOEING PROPRIETARY

3.2 Spares. [*CTR]

4. Technical Data and Documents.

[*CTR]

4.1 Fleet Statistical Data and Report.

[*CTR]

5. Aircraft Information.

5.1 Aircraft Information. [*CTR]

5.2 License Grant. [*CTR]

For purposes of this article, Boeing is defined as The Boeing Company and its wholly owned subsidiaries.

Customer will provide [*CTR]

GUN-PA-04676-CS1		Page 3
BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

Supplemental Exhibit EE1

to Purchase Agreement Number PA-04676

BOEING PROPRIETARY

ENGINE ESCALATION ADJUSTMENT,

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-8 AIRCRAFT

1. ENGINE ESCALATION.

[*CTR]

2. ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly,

2.1 [*CTR] Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful [*CTR] right to sell its CFM56-7 and CFM LEAP-1B type Engine and Products and furthermore [*CTR] warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2 Patents.

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BOEING PROPRIETARY

2.2.1 CFM will handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and will pay all damages and costs awarded therein against Customer. This paragraph will not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

2.2.2 CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM will expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing will constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 and CFM LEAP-1B powered Aircraft.

2.3 Initial Warranty. CFM warrants that CFM56-7 and CFM LEAP-1B Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4 Warranty Pass-On.

2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2 Any warranties set forth herein will not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein will apply to the Engines, Modules, and Parts.

2.5 New Engine Warranty.

2.5.1 CFM warrants each new Engine and Module against Failure for the initial [*CTR] follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

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BOEING PROPRIETARY

(iii)	Such Parts Credit Allowance and Labor Allowance will be:

[*CTR]

2.5.2 As an alternative to the above [*CTR] CFM will, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the [*CTR] and at a charge to Customer increasing pro rata from [*CTR].

(ii)	Transportation to and from the designated facility will be at Customer’s expense.

2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1 During the first for such Parts and Expendable Parts, CFM will grant Parts Credit [*CTR] Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2 CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from t [*CTR].

2.7 [*CTR]

2.7.1 CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

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BOEING PROPRIETARY

2.7.2 CFM will grant a pro rata Parts Credit Allowance [*CTR] whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than

2.8 Campaign Change Warranty [*CTR]

[*CTR] be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	[*CTR]

(ii)	[*CTR]

2.8.2 Labor Allowance—CFM will grant [*CTR] for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A [*CTR] will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9 LIMITATIONS. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT WILL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 INDEMNITY AND CONTRIBUTION.

GUN-PA-04676-EE1		Page 5
BOEING PROPRIETARY

2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER WILL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY WILL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2 CUSTOMER WILL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER WILL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY WILL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

GUN-PA-04676-EE1		Page 6
BOEING PROPRIETARY

TABLE 1—LEAP-1B WARRANTY PARTS LIST*

ENGINE FLIGHT HOURS
	[*CTR]	[*CTR]	[*CTR]
Fan Rotor
Blade, 1st Stage	X
Blade, Platforms	X
Blade, Booster Stages 2-4	X
Disk, 1st Stage			X
Spool, Booster			X
Forward Fan Shaft			X
Spinner	X
Fan Stator
Forward Case		X
Booster Vanes	X
Booster Case rings	X
Outlet Guide Vane (OGV)	X
Aft Acoustic Panels	X
Bleed Valve System	X
Aft Case		X
Compressor Rotor
Blades	X
Blisks, Spools, and Shafts			X
Compressor Stator
Cases		X
Vane Shrouds	X
Vanes	X
Variable Stator Actuating Rings	X
Combustor
Inner/Outer Liners & Dome	X
Case		X
HPT Rotor
Blades	X
Retaining Rings	X
Stg 1&2 Disks			X
Midseal			X
Forward Outer Seal			X
Aft seal			X
HPT Stator
Case		X
Vane Assemblies	X
Vane Support	X
Shrouds	X
Shroud Support	X

GUN-PA-04676-EE1		Page 7
BOEING PROPRIETARY

Turbine Center Frame
Case		X
LPT Rotor
Blades	X
Interstage Seals			X
Disks			X
LP Cone Shaft			X
LP Shaft			X
LPT Stator
Case		X
Vane Assemblies	X
Shrouds	X
Fan Frame
Fan Hub Frame		X
All Supports	X
“A” Sump	X
Turbine Center Frame
Frame		X
“B” Sump	X
Turbine Rear Frame
Frame		X
#5 Bearing Support	X
“C” Sump	X
Main Engine Bearings	X
Gearboxes
Cases		X
Shafts, Drive	X
Gears	X
Bearings	X
Air Duct	X
Sump Air and Oil Seals	X

*	Warranty Parts List may change as Engine program evolves

GUN-PA-04676-EE1		Page 8
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED

with

CHINA SOUTHERN AIRLINES GROUP IMPORT AND

EXPORT TRADING CORP., LTD.

as Consenting Party

SUPPLEMENTAL EXHIBIT SLP1

to PURCHASE AGREEMENT NUMBER PA-04676

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-8 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-04676.

1. Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2. Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

GUN-PA-04676-SLP1		Page 2
BOEING PROPRIETARY

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3. Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4. Horizontal Stabilizer.

GUN-PA-04676-SLP1		Page 3
BOEING PROPRIETARY

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5. Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6. Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7. Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

GUN-PA-04676-SLP1		Page 4
BOEING PROPRIETARY

(vi)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

GUN-PA-04676-SLP1		Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704312

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachments A and B. The performance guarantees in Attachment A to this Letter Agreement are applicable to the Aircraft set forth in Table 1 of the Purchase Agreement with configuration of [*CTR] ) maximum takeoff weight and CFM LEAP- 1B27 engines. If Customer modifies the Aircraft configuration to [*CTR] maximum takeoff weight and CFM LEAP-1B28 engines, in accordance with Boeing’s standard price and offerability process, then the performance guarantees in Attachment B to this Letter Agreement will be applicable to the relevant Aircraft. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

1.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704312 Performance Guarantees		Page 1
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04676-LA-1704312		Page 2
Performance Guarantees	BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

MODEL 737-8 PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES COMPANY LIMITED

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-8 Aircraft with a maximum takeoff weight of [*CTR], a maximum landing weight of [*CTR], and a maximum zero fuel weight of [*CTR] and equipped with Boeing furnished LEAP-1B27 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*CTR], at an altitude of [*CTR], from a [*CTR] and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL: [*CTR]

TOLERANCE: [*CTR]

GUARANTEE: [*CTR]

Conditions:

The stopway is [*CTR].

The runway slope is [*CTR].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.
2.
3.
4.
5.
6.

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*CTR] at an altitude of [*CTR], from a [*CTR] and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

NOMINAL:

TOLERANCE:

GUARANTEE:

Conditions:

The runway slope is [*CTR].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.
2.
3.
4.

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*CTR], at an altitude of [*CTR], from a [*CTR], and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

Conditions:

The clearway is [*CTR].

The stopway is [*CTR].

The runway slope is [*CTR].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

	Distance	Height
1.		[*CTR]
2.		[*CTR]
3.		[*CTR]
4.		[*CTR]
5.		[*CTR]

2.1.4	The FAA approved takeoff field length at a gross weight at the start of the ground roll of , at a temperature of [*CTR], at a [*CTR], and using takeoff thrust, shall not be [*CTR] more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

2.2	Landing

The FAA approved landing field length at a gross weight of [*CTR] and at a [*CTR] altitude, shall not be more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is [*CTR].

The takeoff gross weight is not limited by the airport conditions.

For information purposes, the takeoff conditions are defined as follows:

The airport temperature is [*CTR].

The runway length is [*CTR].

The runway slope is [*CTR].

[*CTR] thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to, the Aircraft accelerates to [*CTR] the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*CTR].

The Aircraft then accelerates at a rate of climb of [*CTR] per minute to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until [*CTR].

The climb continues [*CTR] to the initial cruise altitude.

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is [*CTR].

A step climb of [*CTR] may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to [*CTR] minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is [*CTR].

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel

Distance

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Approach and Landing Maneuver:

Fuel [*CTR]

Taxi-In (shall be consumed from the reserve fuel):

Fuel [*CTR]

APU (shall be consumed from the reserve fuel):

Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*CTR] of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an [*CTR], b) a [*CTR] c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] above the alternate airport altitude of [*CTR] The minimum reserve fuel is [*CTR].

2.3.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] in still air with a [*CTR] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is [*CTR].

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to, the Aircraft accelerates to [*CTR] above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR] [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

The cruise altitude is [*CTR].

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR] [*CTR] at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a [*CTR] airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel

Distance

Approach and Landing Maneuver:

Fuel [*CTR]

Taxi-In (shall be consumed from the reserve fuel):

Fuel [*CTR]

APU (shall be consumed from the reserve fuel):

Fuel [*CTR]

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*CTR] of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an [*CTR] and [*CTR] to a [*CTR], c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] above the alternate airport altitude of sea level. The minimum reserve fuel is [*CTR].

2.3.3	Mission Block Fuel

The block fuel for a stage length of [*CTR] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*CTR] above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel [*CTR].

The climb continues at [*CTR] to the cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The cruise altitude is [*CTR].

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR].

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel

Distance

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

Approach and Landing Maneuver: Fuel [*CTR]

Taxi-In (shall be consumed from the reserve fuel): Fuel [*CTR]

APU (shall be consumed from the reserve fuel): Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver:

[*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*CTR] of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an [*CTR], b) a [*CTR] to a [*CTR] c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] above the [*CTR]. The minimum reserve fuel is [*CTR].

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, and 2.3.3.

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

2.3.5	737-8 Weight Summary – China Southern Airlines

Kilograms
Standard Model Specification MEW	[*CTR]
Configuration Specification D019A008, Rev. E, Dated September 10, 2013
[*CTR] Tourist Class Passengers
CFM LEAP-1B Engines
[*CTR] Maximum Taxi Weight
Changes for China Southern Airlines
Interior Change to 164 Passengers (8 BC / 156 EC) *	[*CTR]
(Ref: LOPA—B379327) Boeing Sky Interior
[*CTR] Maximum Taxi Weight	[*CTR]
In-Flight Entertainment System	[*CTR]
Dual HF / Triple VHF Communications	[*CTR]
Flight Deck Entry Video Surveillance	[*CTR]
Extended Operations (ETOPS)	[*CTR]
Supplemental Oxygen—22-Minute Chemical Oxygen Generators	[*CTR]
Heavy Duty Cargo Compartment Linings/Panels	[*CTR]
Centerline Overhead Stowage Compartments (3)	[*CTR]
Customer Options Allowance	[*CTR]
China Southern Airlines Manufacturer’s Empty Weight (MEW)	[*CTR]
Standard and Operational Items Allowance	[*CTR]
(Paragraph 2.3.6)
China Southern Airlines Operational Empty Weight (OEW)	[*CTR]

	Quantity	Kilograms	Kilograms
* Seat Weight Included:			[*CTR]
Business Class Double	[*CTR]	[*CTR]
Economy Class Triple	[*CTR]	[*CTR]
Economy Class Triple w/3 In-Arm Food Trays	[*CTR]	[*CTR]

P.A. No. 04676
AERO-B-BBA4-M13-1056A		SS13-0357
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. LA-1704312

LEAP-1B27 Engines

2.3.6	Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms
Standard Items Allowance				[*CTR]
Unusable Fuel			[*CTR]
Oil			[*CTR]
Oxygen Equipment			[*CTR]
Passenger Portable / Disposable Mask	[*CTR]	[*CTR]
Crew Masks / Goggles	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Demo Kits	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]
Operational Items Allowance				[*CTR]
Crew and Crew Baggage			[*CTR]
Flight Crew & Flight Bag	[*CTR]
Flight Attendant and Kit	[*CTR]
[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
Business Class	[*CTR]
Economy Class	[*CTR]
Service Cart Weights (8 Full / 2 Half Carts)
Passenger Service Equipment	[*CTR]		[*CTR]
Potable Water - 60 USG			[*CTR]
Waste Tank Disinfectant			[*CTR]
Emergency Equipment			[*CTR]
Escape Slides - Forward	[*CTR]	[*CTR]
[*CTR]	[*CTR]	43
Life Vests - Crew and Passengers	[*CTR]	[*CTR]
Life Rafts	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]
Total Standard and Operational Items Allowance				[*CTR]

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3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of Paragraph 2.3.1 and the specified payloads of Paragraph 2.3.2 and 2.3.3 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1) Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2) The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-8 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

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LEAP-1B27 Engines

4.4	The takeoff and landing guarantees and the takeoff portion of the mission guarantees are based on [*CTR]

4.5	The climb, cruise and descent portions of the mission guarantees include [*CTR]

4.6	Long Range Cruise (LRC) [*CTR].

4.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of [*CTR] of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [*CTR]

5	GUARANTEE COMPLIANCE [*CTR]

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in that section, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-8.

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5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

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Attachment B to Letter Agreement

No. LA-1704312

LEAP-1B28 Engines

MODEL 737-8 PERFORMANCE GUARANTEES

FOR CHINA SOUTHERN AIRLINES COMPANY LIMITED

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	AIRCRAFT CONFIGURATION

4	GUARANTEE CONDITIONS

5	GUARANTEE COMPLIANCE

6	EXCLUSIVE GUARANTEES

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LEAP-1B28 Engines

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the “Performance Guarantees”) are applicable to the 737-8 Aircraft with a maximum takeoff weight of [*CTR], a maximum landing weight of [*CTR], and a maximum zero fuel weight of [*CTR] kilograms, and equipped with Boeing furnished LEAP-1B28 engines.

2	FLIGHT PERFORMANCE

2.1	Takeoff

2.1.1	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*CTR] at an [*CTR], from a [*CTR] runway, and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE: [*CTR]

Conditions:

The runway slope is [*CTR].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.	[*CTR]	[*CTR]
2.	[*CTR]	[*CTR]
3.	[*CTR]	[*CTR]
4.	[*CTR]	[*CTR]
5.	[*CTR]	[*CTR]
6.	[*CTR]	[*CTR]
7.	[*CTR]	[*CTR]

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LEAP-1B28 Engines

2.1.2	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*CTR] at an altitude of [*CTR], from a [*CTR], and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

Conditions:

The clearway is [*CTR].

The stopway is [*CTR].

The runway slope is [*CTR].

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.		[*CTR]
2.		[*CTR]
3.		[*CTR]
4.		[*CTR]
5.		[*CTR]

2.1.3	The FAA approved takeoff gross weight at the start of ground roll, at a temperature of [*CTR] at an altitude of [*CTR], from a [*CTR] and satisfying the conditions defined below, and using maximum takeoff thrust, shall not be less than the following guarantee value:

GUARANTEE: [*CTR]

Conditions:

The clearway is [*CTR].

The stopway is [*CTR]

The runway slope is [*CTR].

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LEAP-1B28 Engines

The following obstacle definition is based on a straight-out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:

	Distance	Height
1.		[*CTR]
2.		[*CTR]
3.		[*CTR]

2.1.4	The FAA approved takeoff field length at a gross weight at the start of the ground roll of, at a temperature of [*CTR], at a [*CTR], and using , shall not be more than the following guarantee value: [*CTR]

NOMINAL:

TOLERANCE:

GUARANTEE:

2.2	Landing

The FAA approved landing field length at a gross weight of [*CTR] and at a [*CTR], shall not be more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

2.3	Mission

2.3.1	Mission Payload

The payload for a stage length of [*CTR] and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:

TOLERANCE:

[*CTR]

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LEAP-1B28 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is [*CTR].

The takeoff gross weight is not limited by the airport conditions.

For information purposes, the takeoff conditions are defined as follows:

The airport temperature is .

The runway length is [*CTR].

The runway slope is [*CTR].

[*CTR] thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*CTR], the Aircraft accelerates to [*CTR] above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until [*CTR].

The climb continues at [*CTR] to the initial cruise altitude.

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The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is [*CTR].

A step climb of [*CTR] may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to [*CTR] per minute at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is [*CTR].

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

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LEAP-1B28 Engines

Takeoff and Climbout Maneuver: Fuel Distance

Approach and Landing Maneuver: Fuel [*CTR]

Taxi-In (shall be consumed from the reserve fuel): Fuel [*CTR]

APU (shall be consumed from the reserve fuel): Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*CTR] of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an [*CTR] b) a [*CTR] t to a [*CTR], c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] above the alternate airport altitude [*CTR]. The minimum reserve fuel is [*CTR].

2.3.2	Mission Block Fuel

The block fuel for a stage length of [*CTR] in still air with a [*CTR] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

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LEAP-1B28 Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

BlockFuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*CTR], the Aircraft accelerates to [*CTR] above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel to the cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

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The cruise altitude is [*CTR].

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR] at sea level.

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a [*CTR] airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel

Distance

Approach and Landing Maneuver:

Fuel [*CTR] [*CTR]

Taxi-In (shall be consumed from the reserve fuel):

Fuel [*CTR]

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Attachment B to Letter Agreement

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LEAP-1B28 Engines

APU (shall be consumed from the reserve fuel): Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*CTR] of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, [*CTR] b) a [*CTR] to a [*CTR], c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] above the alternate airport [*CTR]. The minimum reserve fuel is [*CTR].

2.3.3	Mission BlockFuel

The block fuel for a stage length of [*CTR] payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:

TOLERANCE:

GUARANTEE:

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

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Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, taxi-in, and APU.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to [*CTR], the Aircraft [*CTR] above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from [*CTR]

The Aircraft then accelerates at a rate of climb of [*CTR] to the recommended climb speed for minimum block fuel.

The climb continues at the recommended climb speed for minimum block fuel until [*CTR] is reached.

The climb continues at [*CTR] to the initial cruise altitude.

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at the Long Range Cruise (LRC) speed.

The initial cruise altitude is [*CTR].

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A step climb of [*CTR] altitude may be used when beneficial to minimize fuel burn.

The temperature is standard day during cruise.

The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.

Descent:	The Aircraft descends from the final cruise altitude at [*CTR] above the destination airport altitude.

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to [*CTR] [*CTR].

The temperature is standard day during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:

Fuel [*CTR]

Takeoff and Climbout Maneuver:

Fuel

Distance

Approach and Landing Maneuver:

Fuel [*CTR]

Taxi-In (shall be consumed from the reserve fuel):

Fuel [*CTR]

P.A. No. 04676
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Attachment B to Letter Agreement

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LEAP-1B28 Engines

APU (shall be consumed from the reserve fuel): Fuel [*CTR]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*CTR]

For information purposes, the reserve fuel is based on a standard day temperature and a) a contingency fuel allowance equivalent to [*CTR] of the trip time from takeoff through the completion of the approach and landing maneuver at the destination airport, starting at the end of the mission cruise at an [*CTR] b) a [*CTR] to a [*CTR] c) an approach and landing maneuver at the alternate airport, and d) a [*CTR] above the alternate airport [*CTR]. The minimum reserve fuel is [*CTR].

2.3.4	Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.3.5 is the basis for the mission guarantees of Paragraphs 2.3.1, 2.3.2, and 2.3.3.

P.A. No. 04676
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Attachment B to Letter Agreement

No. LA-1704312

LEAP-1B28 Engines

2.3.5	737-8 Weight Summary – China Southern Airlines

Kilograms
Standard Model Specification MEW	[*CTR]
Configuration Specification D019A008, Rev. E, Dated September 10, 2013
[*CTR] Tourist Class Passengers
CFM LEAP-1B Engines
[*CTR] Maximum Taxi Weight
Changes for China Southern Airlines
Interior Change to 164 Passengers (8 BC / 156 EC) *	[*CTR]
(Ref: LOPA - B379327) Boeing Sky Interior
[*CTR] Maximum Taxi Weight	[*CTR]
In-Flight Entertainment System	[*CTR]
Dual HF / Triple VHF Communications	[*CTR]
Flight Deck Entry Video Surveillance	[*CTR]
Extended Operations (ETOPS)	[*CTR]
[*CTR]	[*CTR]
Heavy Duty Cargo Compartment Linings/Panels	[*CTR]
Centerline Overhead Stowage Compartments (3)	[*CTR]
Customer Options Allowance	[*CTR]
China Southern Airlines Manufacturer’s Empty Weight (MEW)	[*CTR]
Standard and Operational Items Allowance	[*CTR]
(Paragraph 2.3.6)
China Southern Airlines Operational Empty Weight (OEW)	[*CTR]

	Quantity	Kilograms	Kilograms

* Seat Weight Included:			[*CTR]
Business Class Double	[*CTR]	[*CTR]
Economy Class Triple	[*CTR]	[*CTR]
Economy Class Triple w/3 In-Arm Food Trays	[*CTR]	[*CTR]

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LEAP-1B28 Engines

2.3.6	Standard and Operational Items Allowance

	Qty	Kilograms	Kilograms	Kilograms
Standard Items Allowance				[*CTR]
Unusable Fuel
Oil
Oxygen Equipment
Passenger Portable / Disposable Mask	[*CTR]	[*CTR]
Crew Masks / Goggles	[*CTR]	[*CTR]
Miscellaneous Equipment			[*CTR]
Crash Axe	[*CTR]	[*CTR]
Megaphones	[*CTR]	[*CTR]
Flashlights	[*CTR]	[*CTR]
Demo Kits	[*CTR]	[*CTR]
Smoke Hoods	[*CTR]	[*CTR]
Seat Belt Extension	[*CTR]	[*CTR]
Galley Structure & Fixed Inserts			[*CTR]

Operational Items Allowance				[*CTR]
Crew and Crew Baggage			[*CTR]
Flight Crew & Flight Bag	[*CTR]	[*CTR]
Flight Attendant and Kit	[*CTR]	[*CTR]
Navigation Bags & Manuals	[*CTR]	[*CTR]
Catering Allowance & Removable Inserts			[*CTR]
Business Class	[*CTR]	[*CTR]
Economy Class	[*CTR]	[*CTR]
Service Cart Weights (8 Full / 2 Half Carts)		[*CTR]
Passenger Service Equipment	[*CTR]
Potable Water - 60 USG
Waste Tank Disinfectant
Emergency Equipment
Escape Slides - Forward	[*CTR]	[*CTR]
Escape Slides - Aft	[*CTR]	[*CTR]
Life Vests - Crew and Passengers	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
Auto Radio Beacon (ELT)	[*CTR]	[*CTR]

Total Standard and Operational Items Allowance				[*CTR]

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LEAP-1B28 Engines

3	AIRCRAFT CONFIGURATION

3.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification TBD (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

3.2	The guarantee payload of Paragraph 2.3.1 and the specified payloads of Paragraph 2.3.2 and 2.3.3 block fuel guarantees will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

4	GUARANTEE CONDITIONS

4.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2	For the purposes of these 737-8 guarantees the Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-900ER Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 41, dated July 31, 2007.

4.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

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LEAP-1B28 Engines

4.4	The takeoff and landing guarantees and the takeoff portion of the mission guarantees are based on [*CTR]

4.5	The climb, cruise and descent portions of the mission guarantees include [*CTR]

4.6	Long Range Cruise (LRC) [*CTR]

4.7	The climb, cruise and descent portions of the mission guarantees are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of [*CTR] of the mean aerodynamic chord.

4.8	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of [*CTR]

5	GUARANTEE COMPLIANCE

5.1	Compliance with the guarantees of Section 2 shall be based on the conditions specified in that section, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-8.

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Attachment B to Letter Agreement

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LEAP-1B28 Engines

5.3	Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4	The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification.

5.5	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

6	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 04676
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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704313

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Integrated Performance Remedy – Performance Guarantee Attachment A

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. For the avoidance of doubt, this Letter Agreement survives delivery of the Aircraft as set forth herein.

1. Compliance Deviation.

The Attachment A to [*CTR] contains performance guarantees (Performance Guarantees) for Aircraft with configuration of [*CTR] maximum takeoff weight and CFM [*CTR] engines (Attachment A Aircraft). The Performance Guarantees include mission payload guarantees (Payload Guarantee) and block fuel guarantees (Block Fuel Guarantee) applicable to the Attachment A Aircraft in accordance with such Performance Guarantees. Boeing offers the following remedies in the event that the guarantee compliance report furnished to Customer for the Attachment A Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Block Fuel Guarantee or Payload Guarantee (each a Compliance Deviation). Customer cannot refuse to accept delivery of such Attachment A Aircraft because of such Compliance Deviation.

2. Cure Period.

2.1. Within [*CTR] from the delivery of an Attachment A Aircraft with a Compliance Deviation (Cure Period), Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Improvement Parts) which, when installed on such Attachment A Aircraft, would reduce or eliminate the Compliance Deviation. Such Improvement Parts may include, but is not limited to, increased maximum take-off weight (MTOW).

GUN-PA-04676-LA-1704313
Integrated Performance Remedy – PG Attachment A		Page 1
BOEING PROPRIETARY

2.2. If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Attachment A Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided to Customer at [*CTR] to be mutually agreed. Boeing will, or cause the engine manufacturer, as applicable, to provide reasonable support for an Improvement Parts program at to [*CTR]

2.3. If Customer elects to install Improvement Parts in such Attachment A Aircraft, then they will be installed within [*CTR] after the delivery of such Improvement Parts to Customer if such installation can be accomplished during aircraft line maintenance (ALM). Improvement Parts which cannot be installed during ALM will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

2.4. Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s reasonable [*CTR] to install Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing will, or cause the engine manufacturer, as applicable, to l give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

3. Performance Remedy Credit Memorandum.

For a Compliance Deviation which has not been remedied during the Cure Period, Boeing shall provide Customer with a credit memorandum in the amounts determined in 3.1 and 3.2, below (Performance Remedy Credit Memorandum). The Performance Remedy Credit Memorandum may be used for the purchase of Boeing goods and services or engine manufacturer goods and services, as applicable.

3.1. Block Fuel Adjustment

In the event of a Compliance Deviation from the Block Fuel Guarantee for an Attachment A Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum

3.2. [*CTR]

In the event of a Compliance Deviation from the Mission Payload Guarantee for an Attachment A Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [*CTR]

GUN-PA-04676-LA-1704313
Integrated Performance Remedy – PG Attachment A		Page 2
BOEING PROPRIETARY

4. Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Attachment A Aircraft not satisfying any performance metric similar to the Payload Guarantee, Block Fuel Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5. Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Attachment A Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704313
Integrated Performance Remedy – PG Attachment A		Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04676-LA-1704313
Integrated Performance Remedy – PG Attachment A		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-03981-LA-1704314

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Integrated Performance Remedy – Performance Guarantee Attachment B

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement. For the avoidance of doubt, this Letter Agreement survives delivery of the Aircraft as set forth herein.

1. Compliance Deviation.

The Attachment B to Letter Agreement No. LA-1704312 contains performance guarantees (Performance Guarantees) for Aircraft with configuration of [*CTR] maximum takeoff weight and CFM LEAP-1B28 engines (Attachment B Aircraft). The Performance Guarantees include mission payload guarantees (Payload Guarantee) and block fuel guarantees (Block Fuel Guarantee) applicable to the Attachment B Aircraft in accordance with such Performance Guarantees. Boeing offers the following remedies in the event that the guarantee compliance report furnished to Customer for the Attachment B Aircraft pursuant to Article 5.4 of the AGTA shows a demonstrated value worse than the Block Fuel Guarantee or Payload Guarantee (each a Compliance Deviation). Customer cannot refuse to accept delivery of such Attachment B Aircraft because of such Compliance Deviation.

2. Cure Period.

2.1. Within [*CTR] from the delivery of an Attachment B Aircraft with a Compliance Deviation (Cure Period), Boeing or the engine manufacturer may design airframe improvement parts or engine improvement parts (Improvement Parts) which, when installed on such Attachment B Aircraft, would reduce or eliminate the Compliance Deviation. Such Improvement Parts may include, but is not limited to, increased maximum take-off weight (MTOW).

GUN-PA-04676-LA-1704314
Integrated Performance Remedy – PG Attachment B		Page 1
BOEING PROPRIETARY

2.2. If Boeing elects to provide, or to cause to be provided, Improvement Parts for such Attachment B Aircraft, then Customer and Boeing will mutually agree upon the details of an Improvement Parts program. Improvement Parts will be provided to Customer at no charge at a location to be mutually agreed. Boeing will, or cause the engine manufacturer, as applicable, to provide reasonable support for an Improvement Parts program at no charge to Customer.

2.3. If Customer elects to install Improvement Parts in such Attachment B Aircraft, then they will be installed within [*CTR] after the delivery of such Improvement Parts to Customer if such installation can be accomplished during aircraft line maintenance (ALM). Improvement Parts which cannot be installed during ALM will be installed within a mutually agreed period of time. All Improvement Parts will be installed in accordance with Boeing and the engine manufacturer instructions.

2.4. Boeing will provide or will cause the engine manufacturer to provide reimbursement of Customer’s [*CTR] to install Improvement Parts at the warranty labor rate in effect at the time of installation between Boeing and Customer or the engine manufacturer and Customer, as applicable. Improvement Parts related to engines will apply also to spare engines on terms not less favorable to Customer. Boeing will, or cause the engine manufacturer, as applicable, to give Customer reasonable advance written notice of the estimated on-dock date at Customer’s maintenance base for any such Improvement Parts.

3. Performance Remedy Credit Memorandum.

For a Compliance Deviation which has not been remedied during the Cure Period, Boeing shall provide Customer with a credit memorandum in the amounts determined in 3.1 and 3.2, below (Performance Remedy Credit Memorandum). The Performance Remedy Credit Memorandum may be used for the purchase of Boeing goods and services or engine manufacturer goods and services, as applicable.

3.1. Block Fuel Adjustment

In the event of a Compliance Deviation from the Block Fuel Guarantee for an Attachment B Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum

3.2. [*CTR]

In the event of a Compliance Deviation from the Mission Payload Guarantee for an Attachment B Aircraft, Boeing will credit to the Performance Remedy Credit Memorandum [*CTR]

GUN-PA-04676-LA-1704314
Integrated Performance Remedy – PG Attachment B		Page 2
BOEING PROPRIETARY

4. Duplication of Benefits.

Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that duplicate the benefits to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by the engine manufacturer under any agreement between engine manufacturer and Customer, due to the Attachment B Aircraft not satisfying any performance metric similar to the Payload Guarantee, Block Fuel Guarantee or any performance metric that otherwise impacts payload. Boeing may offset its obligation to provide benefits hereunder against the benefits provided or to be provided to Customer by the engine manufacturer or Boeing pursuant to such other guarantee.

5. Exclusive Remedy.

Customer agrees that the remedies contained in this Letter Agreement herein are Customer’s exclusive remedies for purposes of resolving all issues with respect to the Performance Guarantees and are in lieu of all other rights, remedies, claims and causes of action Customer may have, arising at law or otherwise, in connection therewith and shall constitute complete, full and final settlement and satisfaction of any and all of Boeing’s obligations and liabilities to Customer in connection therewith. Customer releases Boeing and its successors, affiliates and subsidiaries from all present, past and future rights, remedies, claims and causes of action, whether arising at law or otherwise, known or unknown, relating to or arising from such Performance Guarantees.

6. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Attachment B Aircraft and cannot be assigned in whole or, in part.

7. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704314
Integrated Performance Remedy – PG Attachment B		Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By

Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By

Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By

Its

GUN-PA-04676-LA-1704314
Integrated Performance Remedy – PG Attachment B		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704315

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1. Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non- Excusable Delay [*CTR] after the Scheduled Delivery Month (collectively the Non-Excusable Delay Payment Period) at a rate [*CTR] Aircraft (Liquidated Damages). Liquidated Damages will be payable at actual delivery of the Aircraft or as provided for in Article 5.

2. Interest.

In addition to the Liquidated Damages in section 1, for each day of Non-Excusable Delay in [*CTR] after the Scheduled Delivery Month, Boeing will pay Customer interest calculated as follows (Interest):

GUN-PA-04676-LA-1704315
Liquidated Damages Non-Excusable Delay		Page 1
BOEING PROPRIETARY

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by [*CTR] as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the ffective the first business day of the calendar quarter and reset each calendar quarter. [*CTR]

Such interest will be calculated on a simple interest basis and paid in full at actual delivery of the Aircraft.

3. [*CTR]

In the event any Aircraft has been delayed beyond the Scheduled Delivery Month due to a Non-Excusable Delay, for the Non-Excusable Delay Payment Period the calculation of the Escalation Adjustment will be based on the [*CTR]

4. [*CTR].

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non- Excusable Delay for such Aircraft [*CTR] Within of receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the Non-Excusable Delay Period, [*CTR] the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. [*CTR], then the Purchase Agreement will remain in effect for that Aircraft.

5. [*CTR].

If the Purchase Agreement is [*CTR] with respect to any Aircraft for a Non- Excusable Delay, Boeing will pay Customer:

(i)	Liquidated Damages at the later to occur of: [*CTR]

(ii)	for Interest calculated and paid in full as described above, except the period of interest calculation will end on the date Boeing returns such advance payments, [*CTR] after the effective date of the termination.

GUN-PA-04676-LA-1704315
Liquidated Damages Non-Excusable Delay		Page 2
BOEING PROPRIETARY

(iii)	for the entire principal amount of the advance payments received by Boeing for such Aircraft, [*CTR].

6. Exclusive Remedies.

The remedies set forth in this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

7. Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

8. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704315
Liquidated Damages Non-Excusable Delay		Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704315
Liquidated Damages Non-Excusable Delay		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704316

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 8.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft will be determined in accordance with this Letter Agreement.

3. Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard [*CTR] escalation formula. Only one escalation forecast will be used to conduct the escalation analysis performed in accordance with Article 8.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A of this Letter Agreement.

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 1
BOEING PROPRIETARY

4. [*CTR]

4.1 [*CTR]

4.2 The Escalation Adjustment for the Airframe Price and Optional Features Prices of each Program Aircraft will be [*CTR]

5. [*CTR] Cumulative Annual Escalation during the [*CTR]

6. [*CTR]

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Program Aircraft, produces an [*CTR]

7. [*CTR]

If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of Aircraft, [*CTR]

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 2
BOEING PROPRIETARY

8. [*CTR]

8.1 If the escalation forecast, as set forth in Article 3, above, projects a [*CTR]:

8.1.1 [*CTR]; or

8.1.2 [*CTR]

8.1.2 [*CTR]

8.1.3 [*CTR]

8.2 If Boeing or Customer exercise the option described in Article 8.1.3 above, [*CTR]

8.2.1 [*CTR]

8.2.2 Should Customer, and neither Articles 8.1.1 nor 8.1.2 apply, fail to issue any notice to Boeing in accordance with Article 8.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated [*CTR].

8.3 Should Boeing fail to issue an Escalation Notice to Customer in accordance with Article 8.1, then the escalation adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance [*CTR].

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 3
BOEING PROPRIETARY

9. Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft will be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

10. Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

11. Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 4
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 5
BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 6
BOEING PROPRIETARY

ATTACHMENT B

Escalation Factors

Airframe Price Base Year: [*CTR]

Beginning of Capped Period: [*CTR]

End of Capped Period: [*CTR]

Delivery Date	Escalation Factors	Escalation Factors
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 7
BOEING PROPRIETARY

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

GUN-PA-04676-LA-1704316
Special Escalation Program		Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704317

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1. Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) with sufficient lead time to complete Boeing’s BFE purchase by the time of Aircraft delivery, and will provide a list of BFE no less than four weeks prior to delivery of the Aircraft.

2. The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be reimbursed to Customer in the form of a miscellaneous credit memorandum on the Aircraft’s final delivery invoice. Upon Customer’s payment of the Aircraft’s final delivery invoice Boeing will deliver a bill of sale for the BFE to Customer either (i) in the form of Exhibit B to this Letter Agreement, or (ii) included in the Aircraft bill of sale, at the election of Customer.

3. Customer will pay to Boeing a fee equal to [*CTR] of the BFE Purchase Price (Fee) which will cover [*CTR], result of any sale, purchase , use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 1
BOEING PROPRIETARY

4. The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon written demand and substantiated with supporting information.

5. Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

6. Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7. Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8. For the purposes of this Letter Agreement, the term “Boeing” includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 3
BOEING PROPRIETARY

Exhibit A

FULL WARRANTY BILL OF SALE

China Southern Airlines Company Limited (Seller) in consideration of the promise of The Boeing Company (Buyer) to pay to Seller                  U.S. Dollars ($        ) hereby sells to Buyer the goods described in the “Schedule of Buyer Furnished Equipment (BFE)” attached hereto. Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer’s Serial No. on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in the State of Washington, and will be governed by the law of the State of Washington, exclusive of Washington’s conflicts of laws principles.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Signature

Printed Name

Title

Dated:

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 4
BOEING PROPRIETARY

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

Signature

Printed Name

Attorney-in-Fact

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 5
BOEING PROPRIETARY

SCHEDULE OF BUYER FURNISHED EQUIPMENT (BFE)

Applicable to: +

Aircraft Model: <Model>

Manufacturer’s Serial No.: <MSN>

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 6
BOEING PROPRIETARY

Exhibit B

BOEING BILL OF SALE

The Boeing Company (Seller) in consideration of the sum of $1.00 and other valuable consideration hereby sells to China Southern Airlines Company Limited (Buyer) the goods described in the “Schedule of Buyer Furnished Equipment (BFE)” attached hereto. Such payment by Buyer will be made concurrently with delivery to Buyer of and payment for the aircraft bearing Manufacturer’s Serial No.         on which the BFE is installed.

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in the State of Washington, and will be governed by the law of the State of Washington, exclusive of Washington’s conflicts of laws principles.

THE BOEING COMPANY

Signature

Printed Name

Attorney-in-Fact
Title

Dated:

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 7
BOEING PROPRIETARY

Receipt of this Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

CHINA SOUTHERN AIRLINES COMPANY LIMITED

Signature

Printed Name

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 8
BOEING PROPRIETARY

SCHEDULE OF BUYER FURNISHED EQUIPMENT (BFE)

Applicable to: +

Aircraft Model: <Model>

Manufacturer’s Serial No.: <MSN>

GUN-PA-04676-LA-1704317
Boeing Purchase of Buyer Furnished Equipment		Page 9
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704318

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Government Approval

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the People’s Republic of China (Government Approval). Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2.	Flexibility.

Boeing and Customer will work together, to help Customer obtain the Government Approval, and to ensure the delivery schedule and advance payments as specified in Table 1 of the Purchase Agreement are met. If Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer for no less than [*CTR], take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing’s production considerations and requirements, while expressly reserving all of Boeing’s rights and remedies under law.

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2.1 Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing, after consultation with Customer, will give Customer [*CTR] advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such notification period.

The following terms [*CTR] Delivery Period Aircraft.

2.1.1 The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.2 Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.3 The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.4 In the event of any delivery reschedule performed under this Letter Agreement, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2 Terminate Aircraft. Boeing, after consultation with Customer, may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

3.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

GUN-PA-04676-LA-1704318
Government Approval		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704318
Government Approval		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704319

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2. For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3. The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4. For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

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BOEING PROPRIETARY

5. All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

GUN-PA-04676-LA-1704319
Loading of Customer Software		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704319
Loading of Customer Software		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-17043120

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-7 aircraft, Model 737-9 aircraft or Model 737-10 aircraft (Substitute Aircraft) in place of any Aircraft, subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft,

(i)	for 737-8 to 737-7 substitutions no later than the first day of the month that is [*CTR]

(ii)	for 737-8 to 737-7 substitutions no later than the first day of the month that is [*CTR]

(iii)	for 737-8 to 737-9 substitutions no later than the first day of the month that is [*CTR];

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BOEING PROPRIETARY

(iv)	for 737-8 to 737-9 substitutions no later than the first day of the month that is [*CTR]

(v)	for 737-8 to 737-10 substitutions no later than the first day of the month that is [*CTR]

(vi)	for 737-8 to 737-10 substitutions no later than the first day of the month that is [*CTR]

2.	Boeing’s Production Capability.

2.1 Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

2.2 If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within [*CTR] of such offer.

2.3 All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

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BOEING PROPRIETARY

2.4 In each case, as set out in Article 1, items (i) through to (vi) above, a shorter notice period may be acceptable subject to the agreement by Boeing.

3.	[*CTR].

[*CTR].

4.	Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within [*CTR] days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

5.	Price and Advance Payments.

The Airframe Price, Optional Features Price and, if applicable, Engine Price will be adjusted to Boeing’s and the engine manufacturer’s then-current prices for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704320
Aircraft Model Substitution		Page 3
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704320
Aircraft Model Substitution		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704321

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

1.	Price.

1.1 Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

1.2 Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.	Customer Responsibilities.

Customer is responsible for:

(i)	selecting the SPE suppliers from a list provided by Boeing for the commodities identified on such list and notifying Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement;

GUN-PA-04676-LA-1704321
Seller Purchased Equipment		Page 1
BOEING PROPRIETARY

(ii)	to Customer at the time and [*CTR]

(iii)	[*CTR]

3.	Boeing Responsibilities.

Boeing is responsible for:

(i)	[*CTR]

(ii)	[*CTR];

(iii)	[*CTR];

(iv)	[*CTR];

(v)	[*CTR];

(vi)	[*CTR].

4.	Supplier Selection For SPE Galleys and Seats.

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BOEING PROPRIETARY

4.1 In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer’s selection of suppliers:

4.1.1 Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than [*CTR] supplier selection dates in Attachment A.

4.1.2 Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than [*CTR] prior to seat supplier selection dates in Attachment A.

4.1.3 Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of seats and galleys [*CTR] prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

4.1.4 Request for Quotation (RFQ). Approximately [*CTR] prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within [*CTR] of the selection date.

4.1.5 Recommended Bidders. Not later than [*CTR] prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

4.1.6 Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

5.	IFE/CCS Software.

IFE/CCS may contain software of the following two types:

5.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

5.2 Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

5.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

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5.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

5.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

5.2.4 Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

6.	Changes.

If the Customer has selected SPE, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE will be made by Customer in writing directly to Boeing for confirmation and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft will be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1	[*CTR];

8.2	[*CTR];

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BOEING PROPRIETARY

8.3	[*CTR]

8.4	[*CTR]

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

GUN-PA-04676-LA-1704321
Seller Purchased Equipment		Page 5
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704321
Seller Purchased Equipment		Page 6
BOEING PROPRIETARY

Attachment A

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	[*CTR]
Galley Inserts	[*CTR]
Seats (passenger)	[*CTR]
Overhead & Audio System	[*CTR]
In-Seat Video System	[*CTR]
Miscellaneous Emergency Equipment	[*CTR]
Cargo Handling Systems* (Single Aisle Programs only)	[*CTR]

*	For a new certification, Customer will need to provide Supplier Selections [*CTR] earlier than stated above.

GUN-PA-04676-LA-1704321
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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704322

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Installation of Cabin Systems Equipment

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft In-Flight Entertainment and communications systems described in Attachment A to this Letter Agreement (collectively referred to as Cabin Systems Equipment or CSE). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the Aircraft.

Because of the complexity of the CSE, special attention and additional resources will be required during the development, integration, and certification of the CSE and manufacture of the Aircraft to achieve proper operation of the CSE at the time of delivery of the Aircraft. [*CTR]

1. Responsibilities.

1.1 Customer will:

1.1.1 provide [*CTR]

1.1.2 Customer has selected the CSE suppliers (Supplier(s)) and system configuration) from among those identified in the Option(s) listed in Attachment A to this Letter Agreement, as available in the current 737 Standard Selections Catalog and formally offered by Boeing;

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1.1.3 promptly after selecting the Options, participate with Boeing in meetings with Suppliers to ensure that Supplier’s functional system specifications meet Customer’s and Boeing’s respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery;

1.1.4 select Supplier part numbers;

1.1.5 negotiate and obtain agreements on product assurance, product support following Aircraft delivery (including spares support), and any other special business arrangements directly with Suppliers;

1.1.6 provide pricing information for CSE part numbers selected to Boeing by a mutually selected date;

1.1.7 negotiate and obtain agreements with any required service providers;

1.1.8 include in Customer’s contract with any seat supplier a condition obligating such seat supplier to enter a bonded stores agreement with Boeing. This bonded stores agreement will set forth the terms concerning the use, handling. storage, and risk of loss of CSE during the time such equipment is under the seat supplier’s control;

1.1.9 obligate Suppliers to:

1.1.9.1 assist the seat suppliers in the preparation of seat assembly functional test plans;

1.1.9.2 coordinate integration testing, and provide seat assembly functional test procedures for seat electronic parts to seat suppliers and Boeing, as determined by Boeing; and.

1.1.9.3 comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for the life of such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer and included in any applicable contracts between Customer and Supplier.

1.2 Boeing will:

1.2.1 [*CTR]

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1.2.2 [*CTR]

1.2.3 [*CTR];

1.2.4 [*CTR];

1.2.5 [*CTR];

1.2.6 [*CTR]

1.2.7 [*CTR]

2. Software.

CSE systems may contain software of the following two types:

2.1 Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

2.2 Customer’s Software. The software which is defined by the Customer to support specified features and appearance is Customer’s Software and is not part of the CSE.

2.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the [*CTR] described in Attachment B, for Customer’s Software.

2.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

2.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

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2.2.4 Boeing will not be responsible for obtaining FAA certification for Customer’s Software.

3. Changes.

3.1 After Customer’s selection of the CSE, in accordance with the terms of this Letter Agreement, any changes to CSE may only be made by and between Boeing and the Supplier. Any Customer request for changes to the CSE specification after selection by Customer will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement and if such changes are acceptable, shall be confirmed in writing between Boeing and Customer. Any Supplier price increase or decrease resulting from such change will be negotiated and agreed between Customer and Supplier.

3.2 Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within [*CTR] notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

3.3 The incorporation into the Aircraft of any mutually agreed change to the CSE may result in Boeing adjusting the price of the Option(s) contained in Attachment A to this Letter Agreement.

3.4 Boeing’s obligation to obtain FAA certification of the Aircraft as it relates to CSE is limited to the CSE as described in Attachment A, as Attachment A may be amended from time to time.

4. Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier’s purchase order with Boeing. Within fifteen (15) days of Customer’s receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in Paragraph 6 will apply.

5. Exhibits B and C to the AGTA.

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BOEING PROPRIETARY

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

6. Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if supplier fails (for any reason other than a default by Boeing under the purchase order terms) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

6.1 [*CTR];

6.2 [*CTR]

6.3 [*CTR]

7. Advance Payments.

7.1 Estimated Price for the CSE. An estimated price for the CSE purchased by Boeing will be included in the Aircraft Advance Payment Base Price to establish the advance payments for each Aircraft.

7.2 Aircraft Price. [*CTR]

8. Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any CSE, or in the installation thereof or in the provision of services hereunder, and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the CSE.

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9. Title and Risk of Loss.

Title of CSE will remain with Boeing until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours, AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704322
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BOEING PROPRIETARY

Attachment A

Cabin Systems Equipment

The following optional features (Option(s)) describe(s) the items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE. Each such Option is fully described in Option Document as described in Exhibit A to the Purchase Agreement. Final configuration will be based on Customer acceptance of any or all Options listed below.

Option Request Number and Title

[*CTR]

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BOEING PROPRIETARY

Attachment B

[*CTR]

1. [*CTR].

[*CTR]

(i)	[*CTR];

(ii)	[*CTR]

(iii)	[*CTR]

(iv)	[*CTR]

(v)	[*CTR];

(vi)	[*CTR];

(vii)	[*CTR]

(viii)	[*CTR]

2. [*CTR]

[*CTR] :

(i)	[*CTR]

[*CTR]

GUN-PA-04676-LA-1704322
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BOEING PROPRIETARY

(ii)	[*CTR] and

(iii)	[*CTR].

3. [*CTR].

(i)	[*CTR]

GUN-PA-04676-LA-1704322
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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704322

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Clarifications and Understandings

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Clarifications and Understandings. The following clarifications and understandings pertain to the indicated provisions of the Purchase Agreement:

1.1 Purchase Agreement, Article 1. Quantity, Model and Description. As set forth in the AGTA, Boeing will manufacture each Aircraft to conform to the appropriate Type Certificate issued by the United States Federal Aviation Administration (FAA) for the specific model of Aircraft and will obtain from the FAA and furnish to Buyer at delivery of each aircraft either a Standard Airworthiness Certificate or an Export Certificate of Airworthiness issued pursuant to Part 21 of the Federal Aviation Regulations.

The Civil Aviation Authority of China (CAAC) has indicated to the FAA that Boeing’s manufacturing procedures meet the bi-lateral agreements between the responsible parties. The FAA uses FAR Part 25 to establish the Type Certificate. Similarly, the CAAC uses its CCAR 25 for its Type Certificate. CCAR 25 is not identical to the FAA, but the CAAC considers both to be sufficiently equivalent to recognize the FAA Type Certificate to be valid.

In the issuance of an Export Certificate of Airworthiness, the FAA complies with any additional CAAC requirements through the use of Advisory Circular 21-2 (AC 21-2). Such additional requirements are documented by the FAA in AC 21-2.

1.2 Purchase Agreement, Article 4. Payment.

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Article 4.2 refers to payments due on the “effective date” of the Purchase Agreement. Article 4.3 refers to payments due “upon signing” of the Purchase Agreement. The effective date of the Purchase Agreement is the day it is signed by Boeing, Customer and the Consenting Party. Such date appears in the first sentence of the Purchase Agreement and again just above the signature blocks of the parties to the Purchase Agreement. For clarification purposes, Boeing will provide invoices in advance for all payments due under the Purchase Agreement to facilitate payment by Customer.

1.3 Purchase Agreement, Article 5.7. Public Disclosure.

For clarity, Customer may make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Customer’s press release by Boeing’s public relations department or other authorized representative.

1.4 Purchase Agreement, Article 5.7. Negotiated Agreement; Entire Agreement.

For clarity, to the extent there is any inconsistency between the terms of the AGTA and the Purchase Agreement, in each case, relating to the Aircraft, the terms of this Purchase Agreement shall prevail.

2. AGTA Article 5.3 Demonstration Flights.

For clarity, demonstration flights are to demonstrate the function of the Aircraft only to Customer and not for marketing or commercial activities with Boeing’s other customers.

3. AGTA Article 5.5 Special Aircraft Test Requirements.

Customer is concerned for the potential that flight and ground test hours on any Aircraft could [*CTR]. As an accommodation for Customer’s concern, Boeing will notify Customer for any flight and ground testing that would [*CTR] hours on an Aircraft. Customer and Boeing agree to discuss the matter if tests are for purposes other than the flight and ground tests described in Article 5.5 (i) and (ii) of the AGTA. For the avoidance of doubt, Boeing flight and ground tests will not unfairly select Customer’s Aircraft when other aircraft are equally available and suitable for such tests.

4. AGTA Article 6, Delivery.

Customer is concerned events may occur affecting Customer’s ability to take delivery of an Aircraft on the scheduled delivery date. As an accommodation for Customer’s concern, Boeing will work with the Customer to adjust the delivery date for up to [*CTR] Aircraft in the Purchase Agreement within the scheduled delivery month as long as Customer provides a notice to Boeing within              after receiving Boeing’s delivery notice on that Aircraft, and, notwithstanding ) of the AGTA, Delay, Customer will [*CTR] for any of Boeing’s costs as a result of such adjustment.

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5. AGTA Article 8.2 Insurance.

Customer is concerned about aircraft insurance requirements under Article 8.2 of the AGTA after Customer has sold an aircraft to a new owner. For clarity, after Customer has transferred the title of an aircraft to the new owner, Customer will be released from [*CTR] for that specific aircraft after Customer has provided Boeing the notification of such post-delivery sale (AGTA Appendix III provides such a reference notice). Notwithstanding the foregoing, Customer is not released from its obligation under Article 8.2 of the AGTA during any period which Customer has control or possession of an aircraft.

6. AGTA Exhibit A, Buyer Furnished Equipment,

6.1 Article 7. Title and Risk of Loss. For clarification purposes, the last sentence of Article 7.1 of Exhibit A of the AGTA will provide Customer [*CTR] liable for loss [*CTR]

6.2 Article 9 Indemnification of Boeing. This last sentence of Article 9 shall be modified to read: “This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s storage, handling, and installation of the BFE.”

7. Purchase Agreement Exhibit B, Aircraft Delivery Requirements and Responsibilities.

7.1 Article 1.1, Airworthiness and Registration Documents. The first sentence of Article 1.1 shall be modified to read: “Airworthiness and Registration Documents. Not later than [*CTR] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.” Customer and Boeing also agree to work together to minimize the impact related to Customer’s notification to Boeing of the aircraft SELCAL and Mode-S information.

7.2 Article 1.2, Certificate of Sanitary Construction. For clarification purposes and pursuant to Article 1.2.2, Customer has elected to receive the Certificate of Sanitary Construction at the time of Aircraft delivery.

7.3 Article 1.3.1, Import Documentation. At the end of Article 1.3.1 the following shall be inserted: Boeing will provide reasonable assistance if requested by Customer in connection with the import of the Aircraft into the country of import.

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BOEING PROPRIETARY

7.4 Article 4.1, Schedule of Inspections, Article 4.2, Schedule for Demonstration Flights and Article 4.3 Schedule for Customer’s Flight Crew. Articles identify parties that participate in such actions and the Civil Aviation Authority of China (CAAC) may also participate in these actions. It’s noted that Boeing will provide advance notice of such actions.

7.5 Article 4.4, Fuel Provided by Boeing. In addition to the fuel provided by Boeing pursuant to Article 4.4, Boeing assists its customers with certain unique services or accommodation items at [*CTR]. If requested, Boeing provides oil and hydraulic fluid for the ferry flight. Also, if Customer does not load its own navigation database for ferry flight, Boeing will provide a limited-time use database for the ferry flight.

7.6 Article 4.6 Delivery Papers, Documents and Data. Replace the first sentence with the following:

“Boeing will have available at the time of delivery of the Aircraft necessary delivery papers, documents and data for execution and delivery. Such documents may include, but are not limited to the following:

1.	Aircraft Bill of Sale

2.	FAA Export Certificate of Airworthiness

3.	Weight and Balance Supplement

4.	Engine Brochure

5.	Miscellaneous Delivery Record Brochure

6.	Aircraft Readiness Log

7.	Rigging Record Brochure

8.	Auxiliary Power Unit Log

9.	FAA Airworthiness Directive Compliance Record Status”

7.7 Article 4.7, Delegation of Authority. Boeing will present a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft. For clarity, if required to complete the delivery of Aircraft, Boeing will provide a legal opinion in form and substance satisfactory to the Customer in connection with delivery of the Aircraft.

8. Purchase Agreement Supplemental Exhibit BFE1, Aircraft Delivery Requirements and Responsibilities.

Customer and Boeing agree to work together to help Customer fulfill the requirements under Supplemental Exhibit BFE1.

9. Redacted version of Purchase Agreement.

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BOEING PROPRIETARY

Customer has concerns regarding the confidential treatment of the Purchase Agreement when the relevant stock exchanges require certain disclosure from Customer. To accommodate Customer, Boeing will provide redacted version of the Purchase Agreement if requested by Customer for the purpose of providing disclosure to relevant stock exchanges.

10. AGTA Terms Revisions.

AGTA terms revisions in [*CTR] will apply to Purchase Agreement No. 04676 where applicable.

11. Purchase Agreement Letter Agreement LA-1704321 Seller Purchased Equipment.

11.1 For clarification purposes concerning SPE changes, Customer may provide written request to Boeing for review and approval subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. In addition, Boeing agrees to work with Customer and suppliers in the event Boeing determines SPE changes are necessary to fulfill the Boeing’s obligations under the Purchase Agreement.

11.2 [*CTR]

11.3 Article 10. Customer’s Indemnification of Boeing. This last sentence of SPE Letter Agreement LA-1704321 Article 10 shall be modified to read:

12. Purchase [*CTR] Systems Equipment (CSE).

12.1 For clarification purposes concerning CSE changes, Customer may provide written request to Boeing for review and approval subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement. In addition, Boeing agrees to work with Customer and suppliers in the event Boeing determines CSE changes are necessary to fulfill the Boeing’s obligations under the Purchase Agreement.

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BOEING PROPRIETARY

12.2 [*CTR]

12.3 Article 8. Customer’s Indemnification of Boeing. This last sentence of CSE Letter Agreement LA-1704322 Article 8 shall be modified to read: “

13. Purchase [*CTR] Special Escalation Program. Customer has concerns regarding the length of time period [*CTR] the Escalation Adjustment for the Airframe, Price and Optional Features of each Aircraft in Table 1 of the Purchase Agreement. For the avoidance of doubt, t between Customer and Boeing in the event of In the event Boeing

14. CAAC [*CTR]

It is [*CTR] certain aircraft [*CTR] (TCDS), Validation of Type Certificate Data Sheets (VTCDS), Aircraft Letter of Definition (ALOD) in order to issue to Customer the necessary aircraft certificates for operating the Aircraft in China. Boeing agrees to work with the relevant regulatory entities on a timely basis to support the process providing such information to the CAAC.

15. Assignment

15.1 Notwithstanding any other provisions of the Purchase Agreement, if Customer requests to assign an Aircraft under the Purchase Agreement to an assignee which Customer or China Southern Airlines Holding Company directly controls or holds [*CTR], Customer will work with Boeing in accordance with the lead-time and charges required for configuration changes and Boeing will not unreasonably withhold its consent to the assignment of Customer’s rights and obligations under the Purchase Agreement as relates to the specific Aircraft or post- delivery entitlements (collectively “Assigned Rights”), including but not limited to all rights and obligations with respect to advance payments already paid to Boeing under the Purchase Agreement.

15.2 Any such assignment will be in the form acceptable to Boeing (AGTA Appendix II provides such a reference form), including the undertaking by Customer to be bound by the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions set forth in Article 11 of Part 2 of Exhibit C to the AGTA.

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16. Regulatory Approval, Validated Type Certificate (VTC).

It is recognized that obtaining the 737-8 Validated Type Certificate (VTC) is necessary for Customer to import and use the Aircraft in China. Customer has requested that Boeing take responsibility for obtaining the VTC for the 737-8. While Boeing recognizes Customer’s concern regarding VTC for the 737-8, Boeing is not able to accept responsibility for obtaining the VTC from the CAAC. If the lack of VTC approval results in the delay of an Aircraft delivery, such a delay [*CTR]. However, Boeing commits to support the process of obtaining the VTC and Customer’s efforts (as applicable) towards the same as described herein. In support of obtaining VTC approval, Boeing will be responsible for: (1) assessing the applicable regulatory requirements, (2) generating data and analysis to reasonably support the approval requirements, (3) submitting such information to the applicable regulatory agency, and (4) supporting discussions with regulators to assist in the evaluation of the Boeing submittal.

[*CTR].

17. Aircraft and Engines.

17.1 Customer has concerns regarding the CFM LEAP-1B type engines installed in the Aircraft at the time of delivery. For clarity, Boeing will manufacture each Aircraft and install the appropriate CFM LEAP-1B engines to conform to the appropriate Type Certificate issued by the FAA and in accordance with Boeing’s production process and requirement.

17.2 At the time of delivery, if Boeing and Customer mutually agree that the condition of an Aircraft requires borescope inspections, such inspection will be conducted in accordance with the relevant aircraft engine maintenance procedures.

18. Confidential Treatment.

Customer and Boeing understand and agree that the information contained in the Purchase Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. The parties agree that they will to limit the disclosure of its contents except as required by applicable laws, regulations, to its employees and its professional advisers with a need to know the contents for purposes of helping perform its respective obligations under the Purchase Agreement and who are under an obligation not to disclose its contents to any other person or entity without the prior written consent of the parties hereto.

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BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704323
Clarifications and Understandings		Page 8
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704324

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Airworthiness Directive Cost Participation Program

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. It grants to Customer the Airworthiness Directive Cost Participation Program described herein (Program). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Scope.

This Program applies to any Boeing Product installed in the Aircraft at the time of delivery that is modified or replaced with Boeing-designed corrective materials to comply with terminating actions specified in FAA Airworthiness Directives when the defects are of the type covered by the material and workmanship or design warranties set forth in Part 2 of Exhibit C, Product Assurance Document, of the AGTA.

2.	Term.

The term of the Program is [*CTR] after delivery of each Aircraft.

3.	Boeing Participation.

3.1 Materials. If any corrective materials are required as described under paragraph 1 above during the term of this Program, Boeing will promptly furnish such materials to Customer (including Boeing-designed standard parts but excluding industry standard parts such as MS and NAS standards) at a price determined in accordance with the following formula:

[*CTR]

[*CTR]

GUN-PA-04676-LA-1704324
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BOEING PROPRIETARY

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

3.2 Labor. Any labor reimbursement for [*CTR] of materials in the Aircraft that Boeing is required to provide to Customer pursuant to the provisions of paragraph 1 above, will be provided to Customer in an amount as determined by the following formula:

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

[*CTR]	[*CTR]

4.	General Conditions and Limitations.

4.1 Customer’s written notice of claim under this Program must be received by Boeing’s Warranties Regional Manager within [*CTR] from the date of issuance of any applicable Airworthiness Directive.

4.2 THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Part 2 of Exhibit C of the AGTA apply to this Program.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

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6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704324
Airworthiness Directive Cost Participation Program		Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704325

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make advance payments described in Articles 4.2 and 4.3 of the Purchase Agreement may be impacted due to monetary issues. Therefore Boeing agrees all advance payments due on or before the effective date of the signing of the Purchase Agreement, as specified in Articles 4.2 and 4.3, may be deferred without interest until [*CTR] by which time Customer will pay all advance payments specified in the Purchase Agreement as being due on or before that date.

2.	Other Scheduled Advance Payments.

As defined in Article 4.2 of the Purchase Agreement, advance payments are required for each Aircraft in the percentages and at the times shown in Table 1 of the Purchase Agreement. For all advance payments due to Boeing, Boeing will provide Customer with an invoice [*CTR] prior to the date the advance payment is due. This is done as an accommodation for Customer and does not relieve Customer from providing advance payments to Boeing at the times shown in Table 1 of the Purchase Agreement.

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3.	Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay, or cause to be paid, the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoice for such payment about [*CTR] days prior to Aircraft delivery.

4.	Rescheduling of Aircraft.

Letter Agreement [*CTR] specifies the date by which government approval is to be obtained. After Customer obtains government approval and if Customer does not make all advance payments as specified in the Purchase Agreement, Boeing may reschedule any or all of the Aircraft at any time thereafter as it deems necessary based on Boeing’s production considerations and constraints. Boeing will give Customer [*CTR] advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such [*CTR] notification period. Boeing will work with Customer in good faith to explore alternatives to such Aircraft rescheduling as may be available.

5.	Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of Paragraph 4 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within [*CTR] advance notice is given.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

GUN-PA-04676-LA-1704325
Payment Matters		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704325
Payment Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704326

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	AGTA Basic Articles.

1.1 Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows: Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

1.2 Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows: Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737- 8, 737-9, 737-10, 747-8, 777-200LR and 777-300ER).

1.3 Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows: Escalation Adjustment is defined as the price adjustment to the Airframe Price (which includes the basic engine price for Models 737-600, 737- 700 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777- 300ER) and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

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2.	Appendices to the AGTA.

2.1 Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, 737-9, 737-10, in the amount of [*CTR].

3.	Exhibit C to the AGTA, “Product Assurance Document”.

3.1 Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows: for Boeing aircraft models 777F, 777-200, 777-300, 737-600, 737- 700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends forty-eight (48) months after Delivery.

GUN-PA-04676-LA-1704326
AGTA Matters		Page 2
BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

GUN-PA-04676-LA-1704326
AGTA Matters		Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04676-1704327

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1. Credit Memoranda. In consideration of Customer’s purchase of thirty (30) Aircraft, at the time of delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1 Basic Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of [*CTR]

1.2 Customer Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a customer support credit memorandum (Customer Support Credit Memorandum) in an amount of [*CTR].

1.3 Customer Loyalty Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a customer loyalty credit memorandum (Customer Loyalty Credit Memorandum) in an amount of [*CTR]

1.4 737 MAX Incremental Purchase Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a 737 MAX incremental purchase credit memorandum (737 MAX Incremental Purchase Credit Memorandum) in an amount of [*CTR]

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1.5 Quantity Bonus Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a quantity bonus credit memorandum (Quantity Bonus Credit Memorandum) in an amount of [*CTR]

1.6 MAX Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a MAX support credit memorandum (MAX Support Credit Memorandum) in an amount of [*CTR]

1.7 Fleet Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a fleet support credit memorandum (Fleet Support Credit Memorandum) in an amount of [*CTR]

1.8 Signing Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a signing credit memorandum (Signing Credit Memorandum) in an amount of [*CTR]

1.9 Executive Closing Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer an Executive closing credit memorandum (Executive Closing Credit Memorandum) in an amount of [*CTR].

1.10 Promotional Support Credit Memorandum. At the time of delivery of each Aircraft, Boeing will issue to Customer a promotional support credit memorandum (Promotional Support Credit Memorandum) in the [*CTR]

1.11 Unless otherwise noted, the amounts of the credit memoranda set forth in paragraphs 1.1 to 1.9 above are stated in the [*CTR] base year dollars, as defined in Table 1, and will be escalated to the scheduled delivery month of the respective Aircraft pursuant to the airframe escalation formula set forth in the Purchase Agreement applicable to such Aircraft. In addition, unless otherwise noted, the credit memoranda set forth in paragraphs 1.1 to 1.10 above, may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery or (ii) used for the purchase of other Boeing goods and services (but will not be applied to advance payments).

2.	Additional Business Considerations.

In further consideration of Customer’s purchase of the thirty (30) Aircraft in the proposal, Boeing will provide to Customer the following,

2.1 Boeing Fleet Growth Support Credit Memorandum. Boeing will issue to Customer a Boeing Fleet Growth support credit memorandum (Boeing Fleet Growth Support Credit Memorandum) in the [*CTR].

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2.2 Program Support Credit Memorandum. Boeing will issue to Customer a Program Support credit memorandum (Program Support Credit Memorandum) in the [*CTR].

2.3 Configuration Support Credit Memorandum. Should Customer purchase the retrofit packages for 777-300ER and 787 aircraft as offered by Boeing, Boeing will issue to Customer a configuration support credit memorandum (Configuration Support Credit Memorandum) in the [*CTR] Customer [*CTR] Support Credit Memorandum is only available if Customer purchases the retrofit service package from Boeing.

2.4 Engineering Technical Goods and Services Credit Memorandum. Boeing will issue to Customer an engineering technical goods and services credit memorandum [*CTR]

2.5 Flight Training Support Goods and Services Credit Memorandum. Should Customer purchase a 737-MAX simulator date package from Boeing, Boeing will issue to Customer a flight training support goods and services credit memorandum (Flight Training Support Goods and Services Credit Memorandum) in the [*CTR].

2.6 Training Center Development Credit Memorandum. Boeing will issue to Customer a training center development credit memorandum (Training Center Development Credit Memorandum) in the [*CTR]

2.7 Unless otherwise noted, the amount of the credit memoranda set forth in paragraph 2.1 and 2.6 above [*CTR]. In addition, unless otherwise noted, the credit memoranda may, at the election of Customer, be (i) applied against the Aircraft Price at the time of delivery or (ii) used for the purchase of other Boeing goods and services (but may not be applied to advance payments) or (iii) be issued by wired transfer to the account provided by Customer. For the avoidance of doubt, goods and services credit memoranda many only be used for Boeing goods and services.

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3.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

4.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Additional Business Considerations contained in paragraph 2 above, in the event of any unauthorized disclosure by Customer.

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Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

GUN-PA-04676-LA-1704328

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Customer Support Matters

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) with China Southern Airlines Group Import and Export Trading Corp., Ltd. (Consenting Party) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Customer Support Document.

AGTA Exhibit B, Part 1, Article 5.3 is modified to the following:

If the training is based at Boeing’s facility and the aircraft is damaged during such training, Boeing will make all necessary repairs to the aircraft as promptly as possible. Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs. If Boeing’s estimated labor charge for the repair exceeds [*CTR]. Boeing and Customer will enter into an agreement for additional services before beginning the repair work. For the avoidance of doubt, any training using an aircraft will occur only after delivery and will be at the request of Customer.

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents, except for as required by applicable laws or regulations, to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

GUN-PA-04676-LA-1706289

China Southern Airlines Company Limited

No. 278, Jichang Road,

Baiyun District, Guangzhou,

People’s Republic of China, 510406

Subject:	Miscellaneous Matters

Reference:	Purchase Agreement No. PA-04676 (Purchase Agreement) between The Boeing Company (Boeing) and China Southern Airlines Company Limited (Customer) relating to Model 737-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.

1.	Supplier Selection and Features.

Notwithstanding that the supplier selection dates as shown in the BFE1 Exhibit are complete, Boeing and Customer acknowledge that Customer is entitled to changes with regards to supplier, configuration and/or features. Such changes are subsequently subject to price and offerability by the 737 Program.

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

3.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

BOEING PROPRIETARY

Very truly yours,

AGREED AND ACCEPTED this

Date

THE BOEING COMPANY

By
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

CHINA SOUTHERN AIRLINES COMPANY LIMITED

By
Its

CHINA SOUTHERN AIRLINES GROUP IMPORT AND EXPORT TRADING CORP., LTD.

By
Its

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